UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022 (December 12, 2022)

Bright Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39846	85-3038614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12100 Wilshire Blvd, Suite 1150

Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 421-1472

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BLTSU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BLTS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BLTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described below, on December 12, 2022, the stockholders of Bright Lights Acquisition Corp. (“BLTS” or the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide, among other things, that if the Company has not consummated an initial Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation) by December 12, 2022, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem (the “Redemption”) 100% of the Company’s public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Company’s trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then issued and outstanding public shares of the Company, which Redemption will completely extinguish rights of the Company’s public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of the remaining stockholders and the Board of Directors of the Company in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law.

On December 12, 2022, the Company requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants”) and units, each unit consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.

Nasdaq filed a Form 25 with the SEC on December 12, 2022, upon which the delisting of the Company’s Securities became effective. The Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting

On December 12, 2022, the Company held a special meeting (the “Special Meeting”), at which holders of 22,731,295 shares of common stock, comprised of 17,101,295 shares of Class A Common Stock and 5,630,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), were present in person or by proxy, representing approximately 79.1% of the voting power of the 28,750,000 issued and outstanding shares of common stock of the Company, comprised of 23,000,000 shares of Class A Common Stock and 5,750,000 shares of Class B Common Stock, entitled to vote at the Special Meeting at the close of business on October 17, 2022, which was the record date (the “Record Date”) for the Special Meeting. Stockholders of record as of the close of business on the Record Date are referred to herein as “Stockholders.” In connection with the Charter Amendment (as defined below), certain Stockholders have elected to redeem an aggregate of 22,497,610 shares of Class A Common Stock, representing approximately 98% of the issued and outstanding shares of Class A Common Stock. A summary of the voting results at the Special Meeting for each of the proposals is set forth below.

Proposal 1

The Stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (A) amend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “Initial Business Combination”), or (ii) cease all operations except for the purpose of winding up if it fails to complete such Initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the Company’s initial public offering that was consummated on January 11, 2021, from January 11, 2023, to December 12, 2022, and (B) allow the Company to redeem shares of Class A Common Stock in connection with the amendment to the Charter to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Charter Amendment”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
22,414,441	316,752	102	0

On December 12, 2022, to effectuate the Charter Amendment, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “Second A&R Charter”). The foregoing description of the Second A&R Charter does not purport to be complete and is qualified in its entirety by the terms of the Second A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 2

The proposal to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment proposal, or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate, was not presented at the Special Meeting, since the Charter Amendment proposal received a sufficient number of votes for approval.

Item 8.01 Other Events.

The information set forth above in Item 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

In the Redemption, the Class A Common Stock will be redeemed at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Company’s trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses) (the “Redemption Amount”), by (B) the total number of then issued and outstanding shares of Class A Common Stock, which Redemption will completely extinguish rights of the Company’s public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

Following the redemptions in connection with the approval and implementation of the Company’s Second Amended and Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on December 12, 2022, the total amount held in the trust account was approximately $5,074,094.83, and a total of 502,390 shares of Class A Common Stock were outstanding. The Company estimates that the total Redemption Amount will be approximately $5,023,900, and the per-share Redemption Amount will be approximately $10.00.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to a future potential business combination and any other statements relating to future results, strategy and plans of BLTS (including certain statements which may be identified by the use of the words “plans”, “expects”, “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “does not anticipate”, or “believes”, or variations of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will”, “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of BLTS, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and BLTS’ performance to differ materially is included in BLTS’ periodic reports filed with the SEC, including, but not limited to, BLTS’ Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q. Copies of BLTS’ filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting BLTS. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and BLTS undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Lights Acquisition Corp.

	By:	/s/ Hahn Lee
Date: December 15, 2022		Name:	Hahn Lee
		Title:	Chief Financial Officer

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